Exhibit 10.3

DATED 6 DECEMBER 2012

PISTI SHIPPING LLC

ARIS MARINE LLC

APHRODITE MARINE LLC

ATHENA MARINE LLC

DIMITRA MARINE LLC

APOLLON MARINE LLC

ARTEMIS MARINE LLC

HERMES MARINE LLC (MI)

HERA MARINE LLC

ALEXANDER MARINE LLC

PHILIPPOS MARINE LLC

(as borrowers)

-and-

POSEIDON CONTAINERS HOLDINGS LLC

(as guarantor)

-and-

DVB BANK SE

(as lender)

FOURTH SUPPLEMENTAL AGREEMENT TO A SECURED LOAN FACILITY

AGREEMENT DATED 2 SEPTEMBER 2010 AS AMENDED AND SUPPLEMENTED

BY A FIRST SUPPLEMENTAL AGREEMENT DATED 5 NOVEMBER 2010 A SECOND

SUPPLEMENTAL AGREEMENT DATED 17 OCTOBER 2011 AND A THIRD

SUPPLEMENTAL AGREEMENT DATED 12 JULY 2012

m.s. “PISTI” (ex “TARA”)

m.s. “NEWYORKER” (ex“ SANTA ALINA”)

m.s. “MAIRA” (ex “SANTA ANNABELLA”)

m.s. “NIKOLAS” (ex “SANTA ALEXANDRA”)

m.s. “MELINA” (ex “SWAN”)

m.s. “MAERSK TORINO”

m.s. “MAERSK TRAPANI”

m.s. “MAERSK TARRAGONA”

m.s. “MAERSK TANGIER”

Hull no. S620 (tbn)

Hull no. S621 (tbn)

CONTENTS

		Page

1	Interpretation	4

2	Conditions	6

3	Representations and Warranties	10

4	Amendments to Loan Agreement	10

5	Confirmation and Undertaking	11

6	Notices, Law and Jurisdiction	11

7	Further Assurance	11

8	Miscellaneous	12

9	Costs and Expenses	12

FOURTH SUPPLEMENTAL AGREEMENT

Dated: 6 December 2012

BETWEEN:-

(1)

PISTI SHIPPING LLC (“Pisti”), ARIS MARINE LLC (“Aris”), APHRODITE MARINE LLC (“Aphrodite”), ATHENA MARINE LLC (“Athena”), DIMITRA MARINE LLC (“Dimitra”), APOLLON MARINE LLC (“Apollon”), ARTEMIS MARINE LLC (“Artemis”), HERMES MARINE LLC (MI) (“Hermes”), HERA MARINE LLC (“Hera”), ALEXANDER MARINE LLC (“Alexander”) and PHILIPPOS MARINE LLC (“Philippos”), each a limited liability company formed and existing under the laws of Republic of the Marshall Islands whose registered address is at Trust Company Complex, Ajeltake Road, Ajeltake Island, Majuro, Marshall Islands MH 96960, (together, the “Borrowers” and each a “Borrower”), jointly and severally; and

(2)

POSEIDON CONTAINERS HOLDINGS LLC, a limited liability company formed and existing according to the law of the Republic of the Marshall Islands whose registered address is at Trust Company Complex, Ajeltake Road, Ajeltake Island, Majuro, Marshall Islands MH 96960 (the “Guarantor”); and

(3)	DVB BANK SE, acting through its office at Ballindamm 6, D20095 Hamburg, Federal Republic of Germany (the “Lender”).

SUPPLEMENTAL TO a Secured Loan Facility Agreement dated 2 September 2010 as amended and supplemented by a first supplemental agreement dated 5 November 2010 as further amended and supplemented by a second supplemental agreement dated 17 October 2011 and a third supplemental agreement dated 12 July 2012 (together, the “Loan Agreement”) each made between, amongst others, the Borrowers and the Lender, on the terms and subject to the conditions of which the Lender agreed to advance to the Borrowers an aggregate amount not exceeding one hundred and seventy six million Dollars ($176,000,000) (the “Loan”) for the purposes and upon the terms and conditions contained therein.

WHEREAS:-

(A)	Pursuant to the Loan Agreement, the Lender agreed to advance the Loan to the Borrowers on the security of, inter alia, a first preferred Liberian mortgage over the Torino Vessel.

(B)	Apollon wishes to delete the Torino Vessel from the flag of Liberia and register the Torino Vessel under the laws and flag of Malta.

(C)	The Borrowers have requested that the Lender agrees to:-

(a)	the discharge of the Original Mortgage;

(b)	the deletion of the Torino Vessel from the flag of the Republic of Liberia and the registration of the Torino Vessel under the laws and flag of Malta; and

(c)	the execution and (where relevant) registration of the Additional Security Documents.

(D)	The outstanding balance of the Loan on the date of this Fourth Supplemental Agreement is fifty four million twenty eight thousand five hundred and thirty six Dollars ($54,028,536).

(E)	The Lender, the Borrowers and the Guarantor have agreed to amend the Loan Agreement on the terms and subject to the conditions contained in this Fourth Supplemental Agreement.

IT IS AGREED THAT:-

1	Interpretation

1.1	In this Fourth Supplemental Agreement the following words and expressions shall have the following meanings:-

1.1.1

“Additional Security Documents” means this Fourth Supplemental Agreement, the New Mortgage, the Deed of Covenants, the New Assignment, the New Managers’ Undertakings, the Mortgage Addenda and any other agreement or document which may at any time be executed by any person as additional security for the payment of all or any part of the Indebtedness.

1.1.2

“Deed of Covenants” means a deed of covenants collateral to the New Mortgage to be executed by Apollon in favour of the Lender in such form and containing such terms and conditions as the Lender shall require.

1.1.3

“Effective Date” means the date on which the Lender confirms to the Borrowers that all of the conditions referred to in Clause 2.1 have been satisfied, which confirmation the Lender shall be under no obligation to give if an Event of Default shall have occurred.

1.1.4	“Fourth Supplemental Agreement” means the agreement herein contained.

1.1.5

“Mortgage Addenda” means the addenda No.2 to the first preferred mortgages over the Trapani Vessel and the Tarragona Vessel, each to be executed by Artemis and Hermes respectively in favour of the Lender, in such form and containing such terms and conditions as the Lender shall require and “Mortgage Addendum” means each one of them.

1.1.6

“New Assignment” means the first priority deed of assignment of the Insurances, Earnings, Charters and Requisition Compensation of the Torino Vessel to be executed by Apollon in favour of the Lender in such form and containing such terms and conditions as the Lender shall require.

1.1.7

“New Managers’ Undertakings” means the managers’ letters of undertaking to be executed by the Managers in favour of the Lender, in respect of the Torino Vessel to be executed by each Manager in favour of the Lender in such form and containing such terms and conditions as the Lender shall require.

1.1.8

“New Mortgage” means the first priority Maltese mortgage and the collateral Deed of Covenants in respect of the Torino Vessel to be executed by Apollon in favour of the Lender in such form and containing such terms and conditions as the Lender shall require.

1.1.9

“Original Deed of Assignment” means the deed of assignment of the Insurances, Earnings, Charter and Requisition Compensation of the Torino Vessel dated 18 November 2010 granted by Apollon in favour of the Lender.

1.1.10	“Original Managers’ Undertakings” means the managers’ letters of undertaking in respect of the Torino Vessel each dated 18 November 2010 granted by the Managers in favour of the Lender.

1.1.11	“Original Mortgage” means the first preferred Liberian mortgage in respect of the Torino Vessel dated 18 November 2010 granted by Apollon in favour of the Lender.

1.1.12	“Original Security Documents” means the Original Mortgage, the Original Deed of Assignment and the Original Managers’ Undertakings.

1.2

All words and expressions defined in the Loan Agreement shall have the same meaning when used in this Fourth Supplemental Agreement unless the context otherwise requires, and clause 1.2 of the Loan Agreement shall apply to the interpretation of this Fourth Supplemental Agreement as if it was set out in full and as if references therein to “this Agreement” were references to “this Fourth Supplemental Agreement”.

1.3

All obligations, representations, warranties, covenants and undertakings of the Borrowers under or pursuant to this Fourth Supplemental Agreement shall, unless otherwise expressly provided, be entered into, made or given by them jointly and severally.

2	Conditions

2.1	Before Clause 4 of this Fourth Supplemental Agreement shall take effect, the Borrowers shall deliver or cause to be delivered to or to the order of the Lender the following documents and evidence:-

2.1.1

A certificate from a duly authorised officer of each Security Party confirming that none of the constitutional documents delivered to the Lender pursuant to Clauses 3 of the Loan Agreement have been amended or modified in any way since the date of their delivery to the Lender, or copies, certified by a duly authorised officer of each Security Party as true, complete, accurate and neither amended nor revoked, of any which have been amended or modified.

2.1.2	A fresh certificate of good standing in respect of each Security Party.

2.1.3	A copy of a resolution of the members of each Security Party:

(i)

approving, and authorising or ratifying the execution of, the documents to which that Security Party is or is to be a party pursuant to this Fourth Supplemental Agreement (as the case may be) including the Additional Security Documents and any other documents required hereunder or otherwise by the Lender (together, the “Supplemental Documents” and each a “Supplemental Document”); and

(ii)	authorising a specified person or persons to execute those Supplemental Documents (and all documents and notices to be signed and/or despatched under those documents) on its behalf.

2.1.4

A certificate of a duly authorised officer of each Security Party certifying that each copy document relating to it is correct, complete and in full force and effect and setting out the names of the directors, officers and membership interest holders (shareholders) of that Security Party and the proportion of shares held by each membership interest holders (shareholders).

2.1.5	The notarially attested and legalised power of attorney of each Security Party under which any documents are to be executed or transactions undertaken by that Security Party.

2.1.6

A letter from Messrs. Saville & Co., 2 Throgmorton Avenue, London EC2N 2ER, England accepting their appointment by each of the Security Parties as agent for service of proceedings pursuant to the Fourth Supplemental Agreement and the Additional Security Documents.

2.1.7	Photocopies, certified as true, accurate and complete by a director, the secretary or any attorney of the Borrowers, in respect of the Torino Vessel, of:-

2.1.7.1	the International Load Line, Safety Construction, Safety Equipment, Safety Radio and International Oil Pollution Prevention Certificates;

2.1.7.2	the current Certificate of Financial Responsibility issued pursuant to the United States Oil Pollution Act 1990 (if it trades in waters subject to OPA);

2.1.7.3	the current SMC;

2.1.7.4	the current ISSC;

2.1.7.5	the current IAPPC; and

2.1.7.6	the current Tonnage Certificate,

in each case together with all addenda, amendments or supplements.

2.1.8

Evidence of provisional or permanent registration of the Torino Vessel in the ownership of Apollon issued by the Registrar of Ships (or equivalent official) of the flag of Malta confirming that (a) the Torino Vessel is provisionally or permanently registered under the flag of Malta in the ownership of Apollon, (b) the New Mortgage has been registered with first priority against the Torino Vessel and (c) there are no further Encumbrances registered against the Torino Vessel.

2.1.9	Evidence that the Mortgage Addenda have been permanently registered with the office of the Deputy Commissioner of Maritime Affairs of the Republic of Liberia in New York.

2.1.10

Evidence that the Torino Vessel is insured in the manner required by the Additional Security Documents and that letters of undertaking will be issued in the manner required by the Additional Security Documents, together with (if required by the Lender) the written approval of the Insurances for the Torino Vessel by an insurance adviser appointed by the Lender.

2.1.11

A Certificate of Confirmation of Class for hull and machinery confirming that the Torino Vessel is classed with the highest class applicable to vessels of her type with a classification society acceptable to the Lender and free of all overdue recommendations and qualifications unless otherwise agreed by the Lender in writing.

2.1.12	The Additional Security Documents, together with all notices and other documents required, duly executed.

2.1.13	Evidence satisfactory to the Lender that the fees, costs and expenses then due from the Borrowers have been paid or will, if then due, be paid by their timelines.

2.1.14

A copy of any other consent, licence, approval, authorisation or other document, opinion or assurance which the Lender considers to be necessary or desirable in connection with the entry into and performance of the transactions contemplated by any of the Supplemental Documents or for the validity and enforceability of any of the Supplemental Documents.

2.1.15	Confirmation satisfactory to the Lender that the legal opinions required by the Lender will be given substantially in the forms required by the Lender.

2.2	The Borrowers undertake to deliver or to cause to be delivered to the Lender on, or as soon as practicable after, the Effective Date, the following additional documents and evidence:-

2.2.1	Evidence of deletion of the Torino Vessel from the flag of the Republic of Liberia issued by the Liberian Registry.

2.2.2	Letters of undertaking as required by the Additional Security Documents in form and substance acceptable to the Lender.

2.2.3	The legal opinions referred to in Clause 2.1.15, duly executed.

2.2.4	Notice of assignment of the Earnings and Charter acknowledged by the Charterer in respect of the Torino Vessel.

2.3

If the Lender in its sole discretion agrees to discharge the Original Mortgage and allow the deletion of the Torino Vessel from the flag of the Republic of Liberia and its registration under the flag of Malta and/or certify that the Effective Date has occurred before all of the documents and evidence required by Clause 2.1 have been delivered to or to the order of the Lender, the Borrowers undertake to deliver all outstanding documents and evidence to or to the order of the Lender no later than the date specified by the Lender, and any of the Lender’s actions referred to above shall not be taken as a waiver of the Lender’s right to require production of all the documents and evidence required by Clause 2.1.

2.4	All documents and evidence delivered to the Lender pursuant to this Clause shall:-

2.4.1	be in form and substance acceptable to the Lender; and

2.4.2	if required by the Lender, be certified, notarised, legalised or attested in a manner acceptable to the Lender.

2.5

The Lender shall not be under any obligation to agree to the re-flagging of the Torino Vessel from the Liberian flag to the Maltese flag if, at the Effective Date, an Event of Default shall have occurred, or if an Event of Default would result from the re-flagging of the Torino Vessel from the Liberian flag to the Maltese flag.

3	Representations and Warranties

3.1

The Borrowers and the Guarantor represent and warrant to the Lender that they have the power to enter into and have duly authorised the execution and delivery of this Fourth Supplemental Agreement and the Additional Security Documents and the performance of this Fourth Supplemental Agreement and the Additional Security Documents.

3.2

Each of the representations and warranties contained in clause 11 of the Loan Agreement and clause 2 of the Guarantee shall be deemed repeated by each of the Security Parties (as applicable) at the date of this Fourth Supplemental Agreement and at the Effective Date, by reference to the facts and circumstances then pertaining, as if references to the Security Documents included the Additional Security Documents.

4	Amendments to Loan Agreement

With effect from the Effective Date, the Loan Agreement shall be read and construed as if the definition of “Security Documents” set forth in clause 1.1 of the Loan Agreement were to include the Additional Security Documents and exclude the Original Security Documents and as if the Additional Security Documents were defined in the Loan Agreement as defined in this Fourth Supplemental Agreement.

All other terms and conditions of the Loan Agreement shall remain unaltered and in full force and effect.

5	Confirmation and Undertaking

5.1

In consideration of the agreements of the Lender contained in this Fourth Supplemental Agreement, each of the Security Parties confirms that all of its respective obligations under or pursuant to each of the Security Documents to which it is a party remain in full force and effect (other than, after the Effective Date, in respect of the Original Security Documents), despite the amendments to the Loan Agreement and the Security Documents made in or pursuant to this Fourth Supplemental Agreement, as if all references in any of the Security Documents to the Loan Agreement and the Security Documents (however described) were references to the Loan Agreement and the Security Documents as amended and supplemented by this Fourth Supplemental Agreement.

5.2

The definition of any term defined in any of the Security Documents (howsoever described) shall, to the extent necessary, be modified to reflect the amendments to the Loan Agreement and the Security Documents made in or pursuant to this Fourth Supplemental Agreement.

6	Notices, Law and Jurisdiction

The provisions of clauses 17 and 22 of the Loan Agreement shall apply to this Fourth Supplemental Agreement as if they were set out in full and as if references to the Loan Agreement were references to this Fourth Supplemental Agreement.

7	Further Assurance

The Borrowers and the Guarantor covenant that from time to time at the request of the Lender they will execute and deliver to the Lender or procure the execution and delivery to the Lender of all such documents as in the opinion of the Lender are necessary for giving full effect to this Fourth Supplemental Agreement and for perfecting and protecting the value of or enforcing any rights or securities granted to the Lender under or pursuant to the Loan Agreement and this Fourth Supplemental Agreement.

8	Miscellaneous

Clause 21.1 (No oral variations), 21.5 (Counterparts) and 21.6 (Contracts (Rights of Third Parties) Act 1999) of the Loan Agreement shall (mutatis mutandis) apply to this Fourth Supplemental Agreement.

9	Costs and Expenses

The Borrowers shall, on demand of the Lender and upon a full indemnity basis, reimburse the Lender for all costs and expenses (including legal fees and disbursements plus any value added tax payable thereon) incurred by the Lender in connection with the preparation, negotiation and execution of this Fourth Supplemental Agreement and any other documents required.

IN WITNESS of which the parties to this Fourth Supplemental Agreement have executed this Fourth Supplemental Agreement the day and year first before written.

SIGNED by Filanthi Katsafadou	)
/s/ Filanthi Katsafadou	)
as duly authorised attorney-in-fact	)
for and on behalf of	)
PISTI SHIPPING LLC	)
in the presence of:	)

/s/ Dimitrios Beis
Dimitrios Beis
Solicitor
Stephenson Harwood LLP
2 Filellinon Street & Akti Miaouli
Piraeus 185 36 Tel. 210 4295 160

SIGNED by Filanthi Katsafadou	)
/s/ Filanthi Katsafadou	)
as duly authorised attorney-in-fact	)
for and on behalf of	)
ARIS MARINE LLC	)
in the presence of:	)

/s/ Dimitrios Beis
Dimitrios Beis
Solicitor
Stephenson Harwood LLP
2 Filellinon Street & Akti Miaouli
Piraeus 185 36 Tel. 210 4295 160

SIGNED by Filanthi Katsafadou	)
/s/ Filanthi Katsafadou	)
as duly authorised attorney-in-fact	)
for and on behalf of	)
APHRODITE MARINE LLC	)
in the presence of:	)

/s/ Dimitrios Beis
Dimitrios Beis
Solicitor
Stephenson Harwood LLP
2 Filellinon Street & Akti Miaouli
Piraeus 185 36 Tel. 210 4295 160

SIGNED by Filanthi Katsafadou	)
/s/ Filanthi Katsafadou	)
as duly authorised attorney-in-fact	)
for and on behalf of	)
ATHENA MARINE LLC	)
in the presence of:	)

/s/ Dimitrios Beis
Dimitrios Beis
Solicitor
Stephenson Harwood LLP
2 Filellinon Street & Akti Miaouli
Piraeus 185 36 Tel. 210 4295 160

SIGNED by Filanthi Katsafadou	)
/s/ Filanthi Katsafadou	)
as duly authorised attorney-in-fact	)
for and on behalf of	)
DIMITRA MARINE LLC	)
in the presence of:	)

/s/ Dimitrios Beis
Dimitrios Beis
Solicitor
Stephenson Harwood LLP
2 Filellinon Street & Akti Miaouli
Piraeus 185 36 Tel. 210 4295 160

SIGNED by Filanthi Katsafadou	)
/s/ Filanthi Katsafadou	)
as duly authorised attorney-in-fact	)
for and on behalf of	)
APOLLON MARINE LLC	)
in the presence of:	)

/s/ Dimitrios Beis
Dimitrios Beis
Solicitor
Stephenson Harwood LLP
2 Filellinon Street & Akti Miaouli
Piraeus 185 36 Tel. 210 4295 160

SIGNED by Filanthi Katsafadou	)
/s/ Filanthi Katsafadou	)
as duly authorised attorney-in-fact	)
for and on behalf of	)
ARTEMIS MARINE LLC	)
in the presence of:	)

/s/ Dimitrios Beis
Dimitrios Beis
Solicitor
Stephenson Harwood LLP
2 Filellinon Street & Akti Miaouli
Piraeus 185 36 Tel. 210 4295 160

SIGNED by Filanthi Katsafadou	)
/s/ Filanthi Katsafadou	)
as duly authorised attorney-in-fact	)
for and on behalf of	)
HERMES MARINE LLC (MI))
in the presence of:	)

/s/ Dimitrios Beis
Dimitrios Beis
Solicitor
Stephenson Harwood LLP
2 Filellinon Street & Akti Miaouli
Piraeus 185 36 Tel. 210 4295 160

SIGNED by Filanthi Katsafadou	)
/s/ Filanthi Katsafadou	)
as duly authorised attorney-in-fact	)
for and on behalf of	)
HERA MARINE LLC	)
in the presence of:	)

/s/ Dimitrios Beis
Dimitrios Beis
Solicitor
Stephenson Harwood LLP
2 Filellinon Street & Akti Miaouli
Piraeus 185 36 Tel. 210 4295 160

SIGNED by Filanthi Katsafadou	)
/s/ Filanthi Katsafadou	)
as duly authorised attorney-in-fact	)
for and on behalf of	)
ALEXANDER MARINE LLC	)
in the presence of:	)

/s/ Dimitrios Beis
Dimitrios Beis
Solicitor
Stephenson Harwood LLP
2 Filellinon Street & Akti Miaouli
Piraeus 185 36 Tel. 210 4295 160

SIGNED by Filanthi Katsafadou	)
/s/ Filanthi Katsafadou	)
as duly authorised attorney-in-fact	)
for and on behalf of	)
PHILIPPOS MARINE LLC	)
in the presence of:	)

/s/ Dimitrios Beis
Dimitrios Beis
Solicitor
Stephenson Harwood LLP
2 Filellinon Street & Akti Miaouli
Piraeus 185 36 Tel. 210 4295 160

SIGNED by Filanthi Katsafadou	)
/s/ Filanthi Katsafadou	)
as duly authorised attorney-in-fact	)
for and on behalf of	)
POSEIDON CONTAINERS	)
HOLDINGS LLC	)
in the presence of:	)

/s/ Dimitrios Beis
Dimitrios Beis
Solicitor
Stephenson Harwood LLP
2 Filellinon Street & Akti Miaouli
Piraeus 185 36 Tel. 210 4295 160

SIGNED by Alexandros Damianidis	)
/s/ Alexandros Damianidis	)
as duly authorised attorney-in-fact	)
for and on behalf of	)
DVB BANK SE	)
in the presence of:	)

/s/ Dimitrios Beis
Dimitrios Beis
Solicitor
Stephenson Harwood LLP
2 Filellinon Street & Akti Miaouli
Piraeus 185 36 Tel. 210 4295 160